Exhibit 99.2

Notice of Full Redemption

To the Holders of

NextNav Inc.
5.00% Senior Secured Convertible Notes due 2028

CUSIP No. 65345N A*7†

 NOTICE IS HEREBY GIVEN pursuant to the terms of that certain Indenture, dated as of March 27, 2025 (the “Indenture”), among NextNav Inc., as issuer (the “Company”), the Notes Guarantors party thereto, and GLAS Trust Company LLC, as trustee and notes collateral agent (the “Trustee”), under which the above captioned notes (the “Notes”) were issued by the Company, that the Notes have been selected for redemption on June 25, 2026 (the “Redemption Date”) at a price of 100% of the principal amount of such Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Price”). All capitalized terms not otherwise defined herein have the meanings attributed thereto in the Indenture.

The Redemption Price will become due and payable on, and interest shall cease to accrue on and after, the Redemption Date.

Payment of the Redemption Price with respect to the Notes will be made on the Redemption Date to each person who is registered as a beneficial owner of Notes in the Note Register maintained by the Trustee on the Redemption Date.

Holders whose Notes have been called (or deemed called) for redemption may convert their Notes at the conversion rate of 79.6178 shares of Common Stock per $1,000 principal amount of such Holder’s applicable Note at any time prior to the close of business on the second Trading Day immediately preceding the Redemption Date by delivering an irrevocable notice to the Trustee at clientservices.usadcm@glas.agency in the Form of Notice of Conversion attached hereto as Exhibit I in accordance with the procedures set forth in Section 14.02 of the Indenture.

† No representation is made as to the accuracy or correctness of the CUSIP number listed herein or printed on the Notes.

IMPORTANT NOTICE

 Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, 24% will be withheld if tax identification number is not properly certified.

By:  GLAS Trust Company LLC

Trustee

Date: June 15, 2026

Exhibit I

Form of Notice of Conversion

To: GLAS Trust Company LLC

3 Second Street, Suite 206

Jersey City, NJ 07311

United States of America

Attention: TMGUS / NEXTNAV INC.

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple of $1,000 in excess thereof) below designated into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated: _____________________

________________________________

Signature(s)

___________________________

Signature Guarantee

Signature(s) must be guaranteed

by an eligible Guarantor Institution

(banks, stock brokers, savings and

loan associations and credit unions)

with membership in an approved

signature guarantee medallion program

pursuant to Securities and Exchange

Commission Rule 17Ad-15 if shares

of Common Stock are to be issued, or

Notes are to be delivered, other than

to and in the name of the registered holder.

Fill in for registration of shares if

to be issued, and Notes if to

be delivered, other than to and in the

name of the registered holder:

_________________________

(Name)

_________________________

(Street Address)

_________________________

(City, State and Zip Code)

Please print name and address

Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

_________________________
Social Security or Other Taxpayer
Identification Number